                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: September 18, 1997



                           WYNDHAM HOTEL CORPORATION
             (Exact name of registrant as specified in its charter)


                Delaware                         1-11723         75-2636072
---------------------------------------------- ------------  ------------------
(State or other jurisdiction of incorporation) (Commission      (IRS Employer
                                               File Number)  Identification No.)
     2001 Bryan Street, Suite 2300,
            Dallas, Texas                                           75201
----------------------------------------                     ------------------
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code (214) 863-1000

                           WYNDHAM HOTEL CORPORATION

                                   FORM 8-K/A

Item 7. Financial Statements and Exhibits.

Financial Statements of Acquired Properties

     On July 31, 1997, Wyndham Hotel Corporation (the "Company") acquired Kansas City-based ClubHouse Hotels, Inc. ("ClubHouse"), a privately held chain of 17 hotels. In connection with the acquisition, the Company acquired direct or indirect ownership of 13 hotels (of which 8 were owned by ClubHouse), ownership of partial interests in three additional hotels managed by ClubHouse, ownership of the ClubHouse brand name and one license for a franchised ClubHouse hotel (collectively, the "ClubHouse Merger"). The consolidated balance sheet of ClubHouse as of June 30, 1997 (unaudited) and related consolidated statements of income for the six months ended June 30, 1997 and 1996 (unaudited), the related consolidated statements of changes in stockholders' equity (deficit) and cash flows for the six months ended June 30, 1997 (unaudited), the consolidated balance sheets of ClubHouse as of December 31, 1996 and 1995 and related consolidated statements of income, changes in stockholders' equity (deficit), and cash flows for each of the three years in the period ended December 31, 1996 (audited) are included herein as exhibit
99.1. The combined balance sheet of additional hotel entities acquired that were not previously owned by ClubHouse (the "ClubHouse Acquisition Hotels") as of June 30, 1997 (unaudited) and related combined statements of income for the six months ended June 30, 1997 and 1996 (unaudited), the related combined statements of changes in partners'/owners' deficit and cash flows for the six months ended June 30, 1997 (unaudited), the combined balance sheets of the ClubHouse Acquisition Hotels as of December 31, 1996 and 1995 and related combined statements of income, changes in partners'/owners' deficit, and cash flows for the two years then ended (audited) are included herein as exhibit
99.2. The balance sheets of certain ClubHouse Acquisition Hotels as of December 31, 1995 and 1994 and related statements of income, partners' capital (deficit) and cash flows for the two years then ended (audited) are included herein as exhibits 99.3 to 99.7.

Pro Forma Financial Information

     The following unaudited pro forma balance sheets of the Company as of June 30, 1997 and December 31, 1996 present, in the "Pro Forma Adjusted" column, the financial position of the Company as if the ClubHouse Merger had been completed on those dates. The unaudited pro forma statements of income of the Company for the six months ended June 30, 1997 and for the year ended December 31, 1996 present, in the "Pro Forma Balance" column, the results of the Company as if the ClubHouse Merger had been completed on January 1, 1996. The adjustments are discussed in the accompanying notes.

     The ClubHouse Merger has been accounted for as a purchase, and, accordingly, the assets have been recorded based on their estimated fair values at the closing date.

     The unaudited pro forma financial statements should be read in conjunction with the accompanying notes, the historical financial statements and notes of ClubHouse and ClubHouse Acquisition Hotels included herein, the historical financial statements and notes of the Company included in the quarterly report on Form 10-Q for the period ended June 30, 1997 and in the annual report on Form 10-K for the year ended December 31, 1996. The unaudited pro forma financial statements are presented for information purposes only and may not reflect the Company's future results of operations and financial position following the consummation of the ClubHouse Merger, or what the results of operations and financial position of the Company would have been had the ClubHouse Merger occurred as of the dates indicated.

                           WYNDHAM HOTEL CORPORATION
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                  JUNE 30,1997
                                 (in thousands)

                                    ASSETS                                           PRO FORMA ADJUSTMENTS
                                                                            ---------------------------------------
                                                                                          BORROWING
                                                                                THE       AND STOCK        OTHER       PRO FORMA
                                                             HISTORICAL        MERGER      ISSUANCE     ADJUSTMENTS     ADJUSTED
                                                             -----------    -----------   -----------   -----------    -----------
Current assets:
   Cash and cash equivalents                                 $    17,573    $     6,843 a $      --     $      --      $    24,416
   Cash, restricted                                                  645           --            --            --              645
   Accounts receivable-net                                        12,594            883 b        --            --           13,477
   Due from affiliates                                            12,828             42 b        --            --           12,870
   Inventories                                                     1,459           --            --            --            1,459
   Deferred income taxes                                           2,158           --            --            --            2,158
   Other                                                           1,721          1,571 b        --            --            3,292
                                                             -----------    -----------   -----------   -----------    -----------
       Total current assets                                       48,978          9,338          --            --           58,316

Investment in hotel partnerships                                   1,125          2,848 c     105,468 k    (105,468) l       3,973
Notes and other receivable from affiliates                         8,316           --            --            --            8,316
Notes receivable                                                   6,240           --            --            --            6,240
Property and equipment, net                                      150,400        124,240 d        --            --          274,640
Management contract costs, net                                    10,064           --            --            --           10,064
Security deposits                                                 24,226             85 e        --            --           24,311
Deferred income taxes                                             13,400            493 e        --            --           13,893
Goodwill                                                            --           20,944 d        --            --           20,944
Other                                                             13,504          2,553 e       1,188 j        --           17,244
                                                             -----------    -----------   -----------   -----------    -----------

       Total assets                                          $   276,253    $   160,502   $   106,656   $  (105,468)   $   437,942
                                                             ===========    ===========   ===========   ===========    ===========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Accounts payable and accrued expenses                     $    26,821      $  10,558 f      $188 j   $      --      $    37,566
   Deposits                                                          993           --            --            --              993
   Deposits from affiliates                                          344           --            --            --              334
   Current portion of long-term debt and lease
       obligations                                                   535            558 g        --            --            1,093
                                                             -----------    -----------   -----------   -----------    -----------
       Total current liabilities                                  28,693         11,115           188          --           39,996
                                                             -----------    -----------   -----------   -----------    -----------
Borrowings under revolving credit facility                        21,000           --          57,310 k        --           78,310
Long-term debt and capital lease obligations                     129,669         22,974 g        --            --          152,643
Deferred income taxes                                               --           20,944 h        --            --           20,944
Deferred gain                                                     11,696           --            --            --           11,696
                                                             -----------    -----------   -----------   -----------    -----------
                                                                 162,365         43,918        57,310          --          263,593
                                                             -----------    -----------   -----------   -----------    -----------
Stockholders' equity:
   Common stock                                                      200           --              17 k        --              217
   Additional paid-in capital                                     84,355        105,468 i      49,141 k  (105,468)l        133,496
   Retained earnings                                              19,040           --            --            --           19,040
   Foreign currency translation adjustments                         (182)          --            --            --             (182)
   Receivable from affiliates                                     (1,331)          --            --            --           (1,331)
   Notes receivable from stockholders                            (16,887)          --            --            --          (16,887)
                                                             -----------    -----------   -----------   -----------    -----------

    Total stockholders' equity                                    85,195        105,468        49,158      (105,468)       134,353
                                                             -----------    -----------   -----------   -----------    -----------

      Total liabilities and stockholders' equity             $   276,253    $   160,502   $   106,656   $  (105,468)   $   437,942
                                                             ===========    ===========   ===========   ===========    ===========

                           WYNDHAM HOTEL CORPORATION
              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                         SIX MONTHS ENDED JUNE 30,1997
                    (in thousands, except per share amounts)

                                                                     PRO FORMA ADJUSTMENTS
                                                               ----------------------------------
                                                                          BORROWING
                                                                  THE      AND STOCK     OTHER      PRO FORMA
                                                  HISTORICAL     MERGER    ISSUANCE    ADJUSTMENTS   BALANCE___
                                                  ---------    ---------   ---------    ---------   ---------
Revenues:
   Hotel revenues                                 $  83,360    $  17,116 a $    --      $    --     $ 100,476
   Management fees                                   12,795          408 a      --           --        13,203
   Service fees                                       2,298         --          --           --         2,298
   Reimbursements                                     7,183          109 a      --           --         7,292
   Other                                                705         --          --           --           705
                                                  ---------    ---------   ---------    ---------   ---------
      Total revenues                                106,341       17,633        --           --       123,974
                                                  ---------    ---------   ---------    ---------   ---------
Operating costs and expenses:
   Hotel expenses                                    62,183        9,069 b      --           --        71,252
   Selling, general and administrative expense       10,606        1,017 b      --           --        11,623
   Reimbursable expenses                              7,184          109 a      --           --         7,293
   Depreciation and amortization                      5,208        2,455 c      --           --         7,663
   Merger expenses                                    2,719         --          --           --         2,719
                                                  ---------    ---------   ---------    ---------   ---------
      Total operating costs and expenses             87,900       12,650        --           --       100,550
                                                  ---------    ---------   ---------    ---------   ---------
Operating income                                     18,441        4,983        --           --        23,424
Interest income                                       1,371            0        --           --         1,371
Interest expense                                     (7,123)      (1,121)d    (2,248)d       --       (10,492)
Equity in earnings of hotel partnerships               --            194 e      --           --           194
Amortization of deferred gain                           369         --          --           --           369
                                                  ---------    ---------   ---------    ---------   ---------
Income before income taxes                           13,058        4,056      (2,248)        --        14,866
Provision for income taxes                            6,232          714 f      --           --         6,946
                                                  ---------    ---------   ---------    ---------   ---------
Net income                                        $   6,826    $   3,342   $  (2,248)   $    --     $   7,920
                                                  =========    =========   =========    =========   =========

Earnings per common share outstanding:
   Net income                                     $    0.34                                         $    0.37 g
Average number of shares outstanding                 20,018                                            21,677 g

                           WYNDHAM HOTEL CORPORATION
                UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                DECEMBER 31,1996
                                 (in thousands)

                                                                                PRO FORMA ADJUSTMENTS
                           ASSETS                                        ----------------------------------
                                                                                        BORROWING
                                                                            THE         AND STOCK      OTHER      PRO FORMA
                                                            HISTORICAL     MERGER       ISSUANCE    ADJUSTMENTS   ADJUSTED
                                                             ---------    ---------     ---------    ---------    ---------

Current assets:
   Cash and cash equivalents                                 $  11,517    $   6,809 a   $    --      $    --      $  18,326
   Cash, restricted                                                865            8 a        --           --            873
   Accounts receivable-net                                      13,330          716 b        --           --         14,046
   Due from affiliates                                          12,686           59 b        --           --         12,745
   Inventories                                                   1,430         --            --           --          1,430
   Deferred income taxes                                         1,539         --            --           --          1,539
   Other                                                         1,412          941 b        --           --          2,353
                                                             ---------    ---------     ---------    ---------    ---------
      Total current assets                                      42,779        8,532          --           --         51,311

Investment in hotel partnerships                                 1,125        2,848 c     105,207 k  (105,207)l       3,973
Notes and other receivable from affiliates                       7,685         --            --           --          7,685
Notes receivable                                                 6,307         --            --           --          6,307
Property and equipment, net                                    134,176      124,818 d        --           --        258,994
Management contract costs, net                                   7,766         --            --           --          7,766
Security deposits                                               15,288           77 e        --           --         15,365
Deferred income taxes                                           14,148          493 e        --           --         14,641
Goodwill                                                          --         20,944 d        --           --         20,944
Other                                                           13,688        1,541 e       1,188 j       --         16,417
                                                             ---------    ---------     ---------    ---------    ---------
      Total assets                                           $ 242,962    $ 159,254     $ 106,394    $(105,207)   $ 403,403
                                                             =========    =========     =========    =========    =========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Accounts payable and accrued expenses                     $  23,556    $   9,309 f   $     188 j  $    --      $  33,053
   Deposits                                                        959         --            --           --            959
   Deposits from affiliates                                        344         --            --           --            344
   Current portion of long-term debt and
     lease obligations                                             510          534 g        --           --          1,044
                                                             ---------    ---------     ---------    ---------    ---------

      Total current liabilities                                 25,369        9,844           188         --         35,400
                                                             ---------    ---------     ---------    ---------    ---------
Borrowings under revolving credit facility                        --           --          57,049 k       --         57,049
Long-term debt and capital lease obligations                   129,944       23,259 g        --           --        153,203
Deferred income taxes                                             --         20,944 h        --           --         20,944
Deferred gain                                                   12,065                       --           --         12,065
                                                             ---------    ---------     ---------    ---------    ---------
                                                               142,009       44,203        57,049         --        243,261
                                                             ---------    ---------     ---------    ---------    ---------
Stockholders' equity:
   Common stock                                                    200         --              17 k                     217
   Additional paid-in capital                                   84,342      105,207 i      49,141 k   (105,207) l   133,483
   Retained earnings                                            11,714         --            --           --         11,714
   Receivable from affiliates                                   (1,223)                                   --         (1,223)
   Notes receivable from stockholders                          (19,449)        --            --           --        (19,449)
                                                             ---------    ---------     ---------    ---------    ---------
      Total stockholders' equity                                75,584      105,207        49,158     (105,207) l   124,742
                                                             ---------    ---------     ---------    ---------    ---------
         Total liabilities and stockholders'
         equity                                              $ 242,962    $ 159,254     $ 106,394    $(105,207)   $ 403,403
                                                             =========    =========     =========    =========    =========

                           WYNDHAM HOTEL CORPORATION
              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                          YEAR ENDED DECEMBER 31, 1996
                    (in thousands, except per share amounts)

                                                                       PRO FORMA ADJUSTMENTS
                                                                 ---------------------------------
                                                                          BORROWING
                                                                  THE      AND STOCK     OTHER       PRO FORMA
                                                  HISTORICAL     MERGER    ISSUANCE    ADJUSTMENTS   BALANCE
                                                   --------      -------    -------    -----------   --------
Revenues:
   Hotel revenues                                  $104,620      $30,389 a   $    -     $     -      $135,009
   Management fees                                   23,813          773 a        -           -        24,586
   Service fees                                       4,306            -          -           -         4,306
   Reimbursements                                    14,977          213 a        -           -        15,190
   Other                                                359            -          -           -           359
                                                   --------      -------    -------     -------      -------
      Total revenues                                148,075       31,375          -           -       179,450
                                                   --------      -------    -------     -------      -------
Operating costs and expenses:
   Hotel expenses                                    77,016       16,790 b        -           -        93,806
   Selling, general and administrative expense       19,050        1,720 b        -           -        20,770
   Equity participation compensation                  2,919            -          -           -         2,919
   Reimbursable expenses                             14,977          213 a        -           -        15,190
   Depreciation and amortization                      8,110        4,918 c        -           -        13,028
                                                   --------      -------    -------     -------      -------
       Total operating costs and expenses           122,072       23,641          -           -       145,713
                                                   --------      -------    -------     -------      -------
Operating income                                     26,003        7,734          -           -        33,737
Interest income                                       1,891            0          -           -         1,891
Interest expense                                    (11,810)      (2,060)d   (4,464)d         -       (18,334)
Equity in earnings (loss) of hotel partnerships         870          364 e        -           -         1,234
Amortization of deferred gain                           505           13 e        -           -           518
                                                   --------      -------    -------     -------      -------

Income before minority interests, income taxes
   and extraordinary item                            17,459        6,050     (4,464)          -       19,045
Income attributable to minority interests               571            -          -           -          571
                                                   --------      -------    -------     -------      -------
Income before income taxes and extraordinary item    16,888        6,050     (4,464)          0       18,474
Income tax provision (benefits)                      (8,209)         620 f        -           -       (7,589)
                                                   --------      -------    -------     -------      -------

Income before extraordinary item                   $  25097      $ 5,430    $(4,464)    $     0      $26,063
                                                   ========      =======    =======     =======      =======

Earnings per common share outstanding:
   Income before extraordinary item                $   1.25                                          $  1.20 g
Average number of shares outstanding                 20,018                                           21,677 g

                           WYNDHAM HOTEL CORPORATION
         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                    (in thousands, except per share amounts)

BASIS OF PRESENTATION

     The pro forma balance sheets present the historical consolidated balance sheets of the Company before the ClubHouse Merger adjusted to reflect the ClubHouse Merger in "The Merger" column, the related borrowing under the revolving credit facility and the issuance of the Company's Common Stock in the "Borrowing and Stock Issuance" column, and certain eliminations to arrive at the balance sheets of the Company on a pro forma basis as of June 30, 1997 and December 31, 1996, as if the ClubHouse Merger had been effected on those dates.

     The pro forma statements of income present the historical consolidated operations for the six months ended June 30, 1997 and the year ended December 31, 1996 of the Company before the ClubHouse Merger, adjusted to reflect the ClubHouse Merger, the related borrowing under the revolving credit facility and the issuance of the Company's Common Stock, to arrive at the statements of income of the Company on a pro forma basis for the six months ended June 30, 1997 and the year ended December 31, 1996, as if the ClubHouse Merger had been effected on January 1, 1996.

     The unaudited pro forma financial statements of the Company are presented for informational purposes only and may not reflect the Company's future results of operations and financial position following consummation of the ClubHouse Merger or what the results of operations and financial position of the Company would have been had the ClubHouse Merger occurred as of the dates indicated.

PRO FORMA ADJUSTMENTS

     The pro forma adjustments to the consolidated balance sheets and statements of income are detailed below:


                                                                                                     June 30,      December 31,
                                                                                                       1997           1996
                                                                                                    -----------    -----------
Consolidated balance sheets -

(a) Adjustments to reflect addition of the cash balances of ClubHouse and ClubHouse Acquisition Hotels as a result of the ClubHouse Merger:

     Cash and cash equivalents                                                                      $     6,843    $     6,809
                                                                                                    ===========    ===========
     Cash, restricted                                                                               $      --      $         8
                                                                                                    ===========    ===========
(b)  Adjustments necessary to record the balances of accounts receivable, receivable from affiliates and other current assets of ClubHouse and
     ClubHouse Acquisition Hotels:

     Addition of accounts receivables                                                               $       883    $       716
                                                                                                    ===========    ===========
     Addition of due from affiliates                                                                $        42    $        59
                                                                                                    ===========    ===========
     Addition of other assets                                                                       $     1,571    $       941
                                                                                                    ===========    ===========
(c)  Adjustments to reflect the minority ownership interests in three hotel partnerships owned by
     ClubHouse                                                                                      $     2,848    $     2,848
                                                                                                    ===========    ===========
(d)  Adjustments to reflect the property and equipment of ClubHouse and
     ClubHouse Acquisition Hotels as adjusted based on the purchase price of
     $130 million, calculated as follows:

     Purchase price                                                                                 $   130,000    $   130,000
               Less: Allowance for merger expenses                                                         (120)          (120)
               Less: Office building costs                                                                 (880)          (880)
               Less: Debt of minority interest properties not assumed                                    (3,000)        (3,000)
     Acquisition costs                                                                                    3,000          3,000
     Debt assumed                                                                                       (23,532)       (23,793)
     Debt repaid                                                                                        (38,182)       (35,263)
     Deferred tax liability recorded                                                                     20,944         20,944
     Goodwill                                                                                           (20,944)       (20,944)
     ClubHouse existing capital accounts eliminated                                                       3,078          1,404
                                                                                                    -----------    -----------
               Total assets stepup                                                                       70,364         71,348
     Minority interests stepup                                                                           (2,509)        (2,478)
     Property and equipment of ClubHouse and ClubHouse Acquisition Hotels at historical
        book value adjusted to exclude the ClubHouse office building which is not acquired               56,385         55,948
                                                                                                    -----------    -----------
                                                                                                    $   124,240    $   124,818
                                                                                                    ===========    ===========
     Property and equipment are allocated as follows:
               Land                                                                                 $    10,967    $    10,967
               Buildings                                                                                106,982        107,380
               Furniture, fixture and equipment                                                           6,291          6,471
                                                                                                    -----------    -----------
                                                                                                    $   124,240    $   124,818
                                                                                                    ===========    ===========

                           WYNDHAM HOTEL CORPORATION
        NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                    (in thousands, except per share amounts)
                                  (continued)


(e) Adjustments to reflect security deposits, deferred income taxes and other assets of ClubHouse and ClubHouse Acquisition Hotels:

        Security deposits                                                                                $      85    $      77
                                                                                                         =========    =========
        Deferred income taxes                                                                            $     493    $     493
                                                                                                         =========    =========
        Other assets, including $1,484 and $2,442 of cash reserved for property and equipment
        repair and replacement, respectively                                                             $   2,553    $   1,541
                                                                                                         =========    =========
(f) Adjustments to reflect the accounts payable and accrued expenses of ClubHouse and
    ClubHouse Acquisition Hotels                                                                         $  10,558    $   9,309
                                                                                                         =========    =========

(g) Adjustments to reflect the outstanding debt of ClubHouse and ClubHouse
    Acquisition Hotels assumed by the Company:


        Current portion of ClubHouse and ClubHouse Acquisition Hotels debt assumed                       $     558    $     534
        Long-term debt obligations of ClubHouse and ClubHouse Acquisition Hotels                            22,974       23,259
                                                                                                         ---------    ---------
            Total debt assumed                                                                           $  23,532    $  23,793
                                                                                                         =========    =========
(h) Adjustments to reflect deferred income taxes in accordance with Statement of Financial
    Accounting Standard 109 resulting from the acquisition of ClubHouse and ClubHouse
        Acquisition Hotels                                                                               $  20,944    $  20,944
                                                                                                         =========    =========
(i) Adjustments to reflect the equity value of ClubHouse and ClubHouse
    Acquisition Hotels, calculated as follows:

        Purchase price                                                                                   $ 130,000    $ 130,000
            Less: Allowance for merger expenses                                                               (120)        (120)
            Less: Office building costs                                                                       (880)        (880)
            Less: Debt of minority interest properties not assumed                                          (3,000)      (3,000)
        Acquisition costs                                                                                    3,000        3,000
        Less: Debt assumed                                                                                 (23,532)     (23,793)
                                                                                                         ---------    ---------
            Net equity value of ClubHouse and ClubHouse Acquisition Hotels                               $ 105,468    $ 105,207
                                                                                                         =========    =========
(j) Adjustments to reflect the costs of the Non-Competition and Non-Disclosure
    Agreements and accrued revolving credit facility amendment fees:

        Non-Competition and Non-Disclosure Agreements (over the term of the agreements)                  $   1,000    $   1,000
        Revolving credit facility amendment fees (based on $50 million at 3/8%)                                188          188
                                                                                                         ---------    ---------
                                                                                                         $   1,188    $   1,188
                                                                                                         =========    =========
(k) Adjustments to reflect the borrowings under the revolving credit facility and issuance of capital stock, calculated as follows:

        Purchase price                                                                                   $ 130,000    $ 130,000
              Less: Allowance for merger expenses                                                             (120)        (120)
              Less: Office building costs                                                                     (880)        (880)
              Less: Debt of minority interest properties not assumed                                        (3,000)      (3,000)
            Acquisition costs                                                                                3,000        3,000
            Debt assumed                                                                                   (23,532)     (23,793)
                                                                                                         ---------    ---------
            Net purchase price                                                                             105,468      105,207
            Less: Capital stock to be issued (based on estimated equity value and the issuance of
                1,659,338 shares, par $.0l)                                                                (49,158)     (49,158)
            Cost of Non-Competition and Non-Disclosure Agreements                                            1,000        1,000
                                                                                                         ---------    ---------
                Total debt incurred                                                                      $  57,310    $  57,049
                                                                                                         =========    =========
(1) Adjustments to reflect the elimination of the investment in ClubHouse and ClubHouse
    Acquisition Hotels on a combined basis, see (i) and (k) above                                        $ 105,468    $ 105,207
                                                                                                         =========    =========

                           WYNDHAM HOTEL CORPORATION
         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                    (in thousands, except per share amounts)
                                  (continued)


                                                                                                     SIX MONTHS     YEAR ENDED
                                                                                                   ENDED JUNE 30,  DECEMBER 31,
                                                                                                        1997          1996
                                                                                                      --------      --------
Consolidated statements of income:

(a)  Adjustments to reflect additions of revenues of ClubHouse and ClubHouse Acquisition Hotels:

       Hotel revenues                                                                                 $ 17,116      $ 30,389
                                                                                                      ========      ========
       Management fees                                                                                $    408      $    773
                                                                                                      ========      ========
       Reimbursements                                                                                 $    109      $    213
                                                                                                      ========      ========

(b)  Adjustments to reflect additions of expenses of ClubHouse and ClubHouse Acquisition Hotels:

       Hotel expenses                                                                                 $  9,069      $ 16,790
                                                                                                      ========      ========
       Selling, general and administrative                                                            $  1,017      $  1,720
                                                                                                      ========      ========

(c) Adjustments to reflect additions of depreciation and amortization expense of ClubHouse and ClubHouse Acquisition Hotels calculated as follows:


       Buildings, amortized 39 years                                                                  $  1,371      $  2,751
       Furniture, fixtures and equipment, over 5 to 7 years                                                722         1,443
       Goodwill over 40 years                                                                              262           524
                                                                                                      --------      --------
                                                                                                      $  2,355      $  4,718
                                                                                                      ========      ========
       Amortization of Non-Competition and Non-Disclosure Agreements over 5 years                     $    100      $    200
                                                                                                      ========      ========

(d)  Adjustments to reflect interest expense, calculated as follows:


       Interest on ClubHouse and ClubHouse Acquisition Hotels existing debt                           $ (2,593)     $ (4,851)
       Interest on ClubHouse and ClubHouse Acquisition Hotels existing debt repaid at acquisition        1,472         2,791
                                                                                                      --------      --------
                                                                                                      $ (1,121)     $ (2,060)
                                                                                                      ========      ========
       Interest on borrowings under the revolving credit facility at 7.75%                            $ (2,221)     $ (4,421)
       Amortization of the revolving credit facility amendment fees over the remaining term                (27)          (42)
                                                                                                      --------      --------
                                                                                                      $ (2,248)     $ (4,464)
                                                                                                      ========      ========

(e) Adjustments to reflect equity in earnings in unconsolidated hotel partnerships and deferred revenues of ClubHouse and ClubHouse Acquisition
     Hotels:

       Equity in earnings of hotel partnerships                                                       $    194      $    364
                                                                                                      ========      ========
       Deferred revenues                                                                                    --      $     13
                                                                                                      ========      ========

(f)  Adjustments to reflect provision for income taxes of ClubHouse and ClubHouse Acquisition
     Hotels                                                                                           $    714      $    620
                                                                                                      ========      ========
(g)  Pro forma earnings per share is calculated as follows:

       Pro form income before extraordinary item                                                      $  7,920      $ 26,063
                                                                                                      ========      ========
       Average shares of common stock outstanding:
           Historical common stock outstanding                                                          20,018        20,018
           Additional shares issued at acquisition                                                       1,659         1,659
                                                                                                      --------      --------
                                                                                                        21,677        21,677
                                                                                                      ========      ========
       Pro forma earnings per share                                                                   $   0.37      $   1.20
                                                                                                      ========      ========

EXHIBIT
NUMBER    DESCRIPTION
------    -----------
99.1      Consolidated Financial Statements of ClubHouse Hotels, Inc. for the Six Months Ended
          June 30, 1997 and 1996 and for the Years Ended December 31, 1996, 1995 and 1994.
99.2      Combined Financial Statements of ClubHouse Acquisition Hotels for the
          Six Months Ended June 30, 1997 and 1996 and for the Years Ended
          December 31, 1996, 1995.
99.3      Financial Statements of Albuquerque C.I. Associates, L.P. for the years ended December
          31, 1995 and 1994.
99.4      Financial Statements of C.I. Nashville, Inc. for the years ended December 31, 1995 and
          1994.
99.5      Financial Statements of Wichita C.I. Associates III, L.P. for the years ended December
          31, 1995 and 1994.
99.6      Financial Statements of Topeka C.I. Associates, L.P. for the years ended December
          31, 1995 and 1994.
99.7      Financial Statements of Valdosta C.I. Associates, L.P. for the year ended December
          31, 1994.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   WYNDHAM HOTEL
                                                    CORPORATION
                                     -------------------------------------------
                                                   (Registrant)


Date:  September 18, 1997            By: /s/ James D. Carreker
                                         ---------------------------------------
                                             James D. Carreker
                                         President and Chief Executive Officer
Date:  September 18, 1997
                                     By: /s/ Anne L. Raymond
                                         ---------------------------------------
                                             Anne L. Raymond
                                          Chief Financial Officer, Executive
                                          Vice President and Director (Principal
                                          Financial Officer)